EXHIBIT 3.3


                           (IF AN ORIGINAL ISSUE, PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB.)

                  ISSUED TO                 SPECIMEN             NUMBER OF ORIGINAL CERTIFICATE  XX    RECEIVED CERTIFICATE NO.  XX
                                     -------------------------                                  ----                            ----

CERTIFICATE NUMBER  XX                                           NUMBER ORIGINAL SHARES          XX    FOR      XX        SHARES
                   ----     ----------------------------------                                  ----       ---------------

FOR      XX      SHARES     FROM WHOM TRANSFERRED   XXXX          NUMBER OF SHARES TRANSFERRED   XX    DATED    XX
    -------------                               --------------                                  ----        --------------

DATED    XX                                        DATED         RE-ISSUED IN CERTIFICATE NO.    XX
      ------------------    -----------------------     -------                                 ----   -----------------------------


NUMBER                                                      [PICTURE OF EAGLE]                                       SHARES
 -XX-                                                                                                                 -XX-

                                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            ROADWAY CORPORATION


THIS CERTIFIES THAT SPECIMEN *************************************************************************************** is the owner of
                    ----------------------------------------------------------------------------------------------------------------

*********************************************************************************************** fully paid and non-assessable shares
-----------------------------------------------------------------------------------------------
***************** of Common Stock ********************** of the par value of .01 each, of

                                                        Roadway Corporation

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated *******************************
      -------------------------------

--------------------------------------------------------------          SEE REVERSE FOR CERTAIN DEFINITIONS
                                                     SECRETARY


                                                                        ------------------------------------------------------------
                                                                                                                           PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -   as tenants in common                      UNIF GIFT MIN ACT -.............Custodian...........
TEN ENT  -   as tenants by the entireties                                     (Cust)             (Minor)
                                                                            under Uniform Gifts to Minors
JT TEN   -   As joint tenants with right of
             survivorship and not as tenants                                Act....................
             in common                                                              (State)
                Additional abbreviations may also be used though not in the above list.

The common shares of the Company represented by this Certificate have not been registered pursuant to the Federal Securities Act of 1933, as amended, or any state securities law. Neither this security nor any portion hereof or interest herein may be sold, assigned, transferred, pledged or otherwise disposed of unless the same is registered under said Act and any applicable state securities law, or unless an exemption from such registration is available.





For value Received _____ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFICATION NUMBER OF ASSIGNEE

--------------------------------------------------------------

--------------------------------------------------------------
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------

--------------------------------------------------------------
of the Shares represented by the within Certificate
and do hereby irrevocably constitute and appoint
                                                      Attorney
------------------------------------------------------

to transfer the said Shares on the Books of the within named
Company with full power of substitution in the premises

Dated
      ---------------, ------


          --------------------------
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.